LONDON FOG INDUSTRIES, INC.

                             STOCK OPTION AGREEMENT
                             ----------------------

                                FEBRUARY 27, 1998

                  London Fog Industries, Inc., a Delaware corporation with offices at 8 West 40th Street, New York, New York (the "Company"), hereby grants to C. William Crain, with an address at 10 Nutmeg Drive, Greenwich, CT 06831 (the "Optionee"), an option under the Company's 1998 Stock Option Plan (a copy of which is attached to this agreement) to purchase up to 333,333 shares of the Company's common stock, par value $.01 per share, at the price of $2.00 per share, on the terms and conditions set forth in this agreement and in the Plan.

                  1.       Exercise of Option.

                  (a) The Optionee may exercise this option with respect to 66,666.60 shares on and after the date hereof and with respect to an additional 66,666.60 shares on each of the first four anniversaries of the date hereof; provided, however, that this option shall become exercisable in full upon the death or Permanent Disability of the Optionee, the termination of the employment or services of the Optionee with the Company by the Company without Cause or termination by the Executive for Good Reason as defined in his Employment Agreement with the Company, or a Change in Control of the Company. As used in this Stock Option Agreement, (i) Permanent Disability means the inability as a result of a physical or mental illness or injury to perform substantially all of the duties or services for a continuous period of 360 days or more, (ii) Cause means the willful refusal of the Optionee substantially to perform the Optionee's duties or services for the Company (other than as a result of physical or mental illness or injury), or illegal conduct or gross misconduct by the Optionee that is willful and results in material and demonstrable damage to the business or reputation of the Company, and (iii) a Change in Control will be deemed to have occurred: (A) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than any holder on the date hereof of the Company's 10% Senior Subordinated Notes due 2003, any holder of options granted under the Company's 1998 Stock Option Plan, or the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50%of the combined voting power of the Company's then outstanding securities; (B) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company;
(C) if the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of 80% or more of the Company's assets other than such a sale to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (D) if the Company or a person or "group" of related persons purchases any shares of the Company's Common Stock pursuant to a tender offer pursuant to Section 14 of the Securities Exchange Act (provided this option shall become exercisable only to the extent shares issued upon exercise of this option are tendered in such tender offer). If the employment or services of the Optionee terminates for any reason other than the death or Permanent Disability of the Optionee or termination of the employment or services of the Optionee with the Company by the Company without Cause or termination by the Optionee for Good Reason as defined in his Employment Agreement with the Company, then this option shall be exercisable with respect only to shares for which this option is exercisable at the time of termination of the Optionee's employment or services, and this option shall terminate with respect to any shares for which this option is not then exercisable. This option shall expire on, and may not be exercised after, the tenth anniversary of the date of this agreement (the "Termination Date").

                  (b) This option may be exercised only by the delivery to the Secretary or another designated officer of the Company, prior to the Termination Date, of a written notice of exercise duly signed by the Optionee (or the legal representative of the Optionee or his estate or his heirs) specifying the number of shares for which the option is being exercised. Within five business days after such notice, the Optionee shall deliver payment of the exercise price by either (i) delivery of a certified or bank check payable to the Company if the holder has received payment pursuant to the Company's Deferred Compensation Plan, or (ii) if the holder has not received such payment, delivery of a promissory note in the form of Exhibit A.

                  (c) This option may be exercised for a minimum of 100 shares of the Company's Common Stock.

                  2.  Anti-Dilution Provisions.

                  (a) If there is any stock dividend, stock split or combination of shares of the Company's common stock, the number and amount of shares then subject to this option shall be proportionately and appropriately adjusted; no change shall be made in the aggregate purchase price to be paid for all shares subject to this option, but the aggregate purchase price shall be allocated among all shares subject to this option after giving effect to the adjustment.

                  (b) If there is any other change in the Company's common stock, including recapitalization, reorganization, exchange of shares, offering of subscription rights, or, subject to section 2(g), a merger or consolidation in which the Company is the surviving corporation, such adjustment, if any, shall be made in the shares then subject to this option and the exercise price per share as the Company's

Board of Directors may in good faith determine to be equitable, with no change in the aggregate purchase price to be paid for all shares subject to this option, and notice thereof given to the Optionee. The Board's failure to provide for an adjustment prior to the effective date of the action shall be conclusive evidence that no adjustment is required.

                  (c) If the Company shall issue shares of Common Stock to all holders of its Common Stock at a price per share less than the current market price per share of Common Stock (determined as provided in section 2(f)) or shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock or shall issue securities convertible into or exchangeable for Common Stock at a price per share less than the current market price per share of Common Stock, the price per share at which this option may thereafter be exercised shall be adjusted by dividing the price per share for which this option was theretofore exercisable by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance plus the number of additional shares of Common Stock issued or offered for subscription or purchase or issuable upon conversion or exchange of such securities, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance plus the number of shares which the aggregate purchase price of the total number of shares so issued or for which such rights or warrants are issued or the aggregate purchase price for the convertible or exchangeable securities offered would purchase at such current market price.

                  (d) If the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends in the ordinary course of business paid out of earnings of the Company during the last four full fiscal quarters of the Company ending prior to the payment date for the dividend) or rights or warrants to subscribe for Common Stock (excluding those referred to in section 2(c)), then in each such case the price per share at which this option may thereafter be exercisable shall be adjusted by dividing the price per share for which this option was theretofore exercisable by a fraction, of which the numerator shall be the current market price per share of Common Stock on the date of such distribution, and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of the Common Stock.

                  (e) Upon any adjustment of the exercise price of this option pursuant to paragraph 2(c) or (d) above, the holder of this option shall thereafter be entitled to purchase, at the exercise price resulting from such adjustment, the number of shares obtained by multiplying the number of Shares for which this option was exercisable immediately prior to such adjustment by the fraction determined pursuant to paragraph 2(c) or (d), as the case may be.

                  (f) For the purpose of any  computation  under section 2(c) or
(d), the current market price per share of Common Stock shall be determined as follows: If the Common Stock is publicly traded, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the thirty consecutive business days commencing forty-five business days before the day in question. The closing price for each day shall be (i) if the Common Stock is listed or admitted to trading on a national securities  exchange,  the last reported  sales price on the principal  national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock has been traded during such 30 consecutive business days), or (ii) if the Common Stock is not listed or admitted to trading on any such exchange, the average of the highest bid and lowest asked prices as reported by the National Quotations Bureau, Incorporated or a similar organization selected from time to time by the Company for the purpose. If the Common Stock is not publicly traded, the current market price shall be determined in good faith by the Board of Directors of the Company and notice thereof given to the Optionee.

                  (g) In the event of a transaction described in paragraph (iii) or (iv) of the definition of Change of Control in section 1(a) of this Plan, at the Company's election either (i) the Company shall cause provision to be made for the continuance of this option after that event, or for the substitution for this option of an option covering the number and class of securities the Optionee would have been entitled to receive in the merger or consolidation or upon the sale if the Optionee had been the holder of record of a number of shares of the Company's common stock equal to the number of shares covered by the then unexercised portion of this option, or (ii) the Company shall give to the Optionee written notice of its election not to cause such provision to be made and this option shall become exercisable in full (or, at the election of the Optionee, in part) at any time during a period of 20 days to be designated by the Company, ending not more than 10 days prior to the effective date of the merger, consolidation or sale, in which case this option shall not be exercisable to any extent after the expiration of that 20 day period. In no event, however, shall this option be exercisable after the Termination Date.

                  (h) The Company may engage a firm of independent certified public accountants of recognized standing, which may be the Company's regular auditors, to make any computation required under this section 2 and a certificate of that firm showing the required adjustment shall be conclusive and binding on the parties. If the Optionee disagrees with any computation by the Board of Directors pursuant to this section 2 by notice given to the Company within 30 days after the notice from the Company thereof, the Company shall cause its auditors to make such computation, and that firm's determination of the computation shall be conclusive and binding on the parties.

                  (i) If at any time:

                      (a) the Company shall propose to declare any cash dividend upon its Common Stock;

                      (b) the Company shall propose to declare or make any dividend or other distribution to the holders of its Common Stock, whether in cash, property or other securities;

                      (c) the Company shall propose to effect any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the assets of the Company; or

                      (d) the Company shall propose to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the holder of this option at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, at least 30 days' written notice of the date when the same shall take place.

                  3. Registration Statement. The Shares issuable on exercise of this option shall be included in a Registration Statement on Form S-8 filed or to be filed by the Company registering all of the Shares to be issued pursuant to the Plan with the Securities and Exchange Commission under the Securities Act of 1933, and covering the reoffer and resale of Shares by holders of options granted under the Plan who may be deemed to be affiliates of the Company. The Company will cause such Registration Statement to become effective as soon as practicable after filing and to remain effective until all options held by the Optionee have been exercised (or terminated), and if the Optionee may be deemed to be an affiliate of the Company, until all Shares acquired upon exercise of this option may be freely sold under Rule 144 under the Securities Act of 1933.

                  4. Non-Transferability. This option may not be transferred by the Optionee other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee is exercisable only by him (or his legal representative).

                  5. Certain Rights not Conferred by Option.

                      (a) Nothing in this agreement or in the Plan shall (i) give the Optionee any right to continue in the employ of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary to terminate the Optionee's employment at any time, (ii) limit the right of the Company's board of directors to manage the Company's business and affairs (including the authorization of the issuance of additional shares and the determination of the nature and amount of liabilities and obligations incurred by the Company or its subsidiaries) without regard for the effect of any action upon the Optionee or upon the value of the shares subject to, or acquired upon exercise of, this option, or (iii) give the Optionee any claim against the Company or any of its officers or directors with respect to any action or omission relating to the Company's business or affairs, whether or not that action or omission affects the value of the shares subject to, or acquired upon exercise of, this option.

                      (b) The Optionee shall not, by virtue of holding this option, be entitled to any rights of a stockholder in the Company. The Optionee shall not be considered a record holder of any shares purchased upon exercise of the option until the date on which he is actually recorded as a holder of the shares upon the Company's stock records.

                  6. Expenses. The Company shall pay all fees and expenses necessarily incurred by the Company in connection with the issuance and registration of the Company's shares pursuant to this option. If the Company shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of shares pursuant to the exercise of this option, the Optionee shall make available to the Company sufficient funds to meet the withholding requirements and the Company shall be entitled to take and authorize any steps it deems advisable in order to have those funds made available to the Company out of any funds or property due or to become due to the Optionee.

                  7. Acceptance of Provisions of Plan. The Optionee agrees to, and shall be bound by, all of the terms and conditions of the Plan.

                  8. No Right to Continued Service. Nothing contained in this Option Agreement or in any option shall be construed to confer on the Optionee any right to continue in the service of the Company or any subsidiary or derogate from any right of the Company or any subsidiary to terminate, retire, request the resignation of or discharge the Optionee, at any time, with or without cause.

                  9. Notices. Any notice or other communication under this agreement shall be in writing and shall be considered given when delivered personally or three days after being mailed by registered or certified mail, return receipt requested, to the parties at their respective addresses set forth above (or at such address as a party may specify by notice to the other).

                  10. Complete Agreement; Amendment. This agreement and the Plan contain a complete statement of all of the arrangements between the parties with respect to their subject matter, and this agreement cannot be changed or terminated orally.

                  11. Governing Law. This agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

                  12. Arbitration. Any dispute or controversy arising under or in connection with this agreement shall be settled exclusively by arbitration to be held in the city of New York before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In addition, if the Optionee prevails in the arbitration, in whole or in substantial part as determined by the arbitrator, the Company shall pay the fee and expenses of the American Arbitration Association and the cost of any transcript and shall reimburse the Optionee for the reasonable fees and disbursements of counsel to the Optionee in the arbitration. Judgment may be entered on the arbitrators' award in any court having jurisdiction, and the parties consent to the jurisdiction of the New York courts for that purpose. Any process or other papers under this provision may be served outside New York State by registered mail, return receipt requested, or by personal service, provided a reasonable time for appearance or response is allowed.

                  13. Headings. The headings in this agreement are solely for convenience of reference and shall not affect its interpretation.

                                         LONDON FOG INDUSTRIES, INC.

By:
   ------------------------------------

AGREED:




---------------------------------------